JOHN H. CHOI & ASSOCIATES LLC
INTELLECTUAL PROPERTY LAW
65 CHALLENGER ROAD, SUITE 100
RIDGEFIELD PARK, NEW JERSEY 07660
201.580.6600
JCHOILAW.COM

INVOICE

TO: Wilson X. Bezerra
Arc287BC Corp.
232 Union Blvd.
Totowa, NJ 07512

No.: 203-20161006
Date: October 6, 2016

Re: ARC287BC Account

Services and Disbursements re Patent Applications (see details below):	$873.00
DUE UPON RECEIPT:	**$873.00**

Invoice Details

Matter	Date	Description	Time	Fees	Costs
203P001NP1-US - Bicycle	10/6	Prepare and file preliminary amendment	0.5		
203P001NP1-WO	9/6	Review, docket and report deficiencies in application	0.2		
	9/9	Review and respond to client email re drawings	0.1		
	9/12	Email to draftsman re drawings	0.1		
	9/29	Review and revise drawings	1.0		
	10/6	Prepare and file amendment	0.5		
		Fees to draftsman for revised drawings			$273.00
		Subtotal	2.4	$900.00	$273.00
		Discount		-$300.00	$0.00
		New Subtotal		$600.00	$273.00
		Invoice Total		**$873.00**	

Electronic Acknowledgement Receipt

EFS ID:	27142575
Application Number:	14832430
International Application Number:	
Confirmation Number:	4309
Title of Invention:	RIDER-POWERED VEHICLES AND MECHANISMS THEREOF
First Named Inventor/Applicant Name:	Wilson X. Bezzera
Customer Number:	100653
Filer:	John H. Choi
Filer Authorized By:	
Attorney Docket Number:	203P001NP1-US
Receipt Date:	06-OCT-2016
Filing Date:	21-AUG-2015
Time Stamp:	14:53:51
Application Type:	Utility under 35 USC 111(a)

Payment information:

Submitted with Payment	no

File Listing:

Document Number	Document Description	File Name	File Size(Bytes)/ Message Digest	Multi Part /.zip	Pages (if appl.)
1	Preliminary Amendment	2016-10-06_Prelim_Amend.pdf	343122 c25476fa94d74bd048a54c2869a69bde3e60cd4c	no	3

Warnings:

Information:					
2	Drawings-only black and white line drawings	2016-10-06_Replacement_Sheets_FINAL2.pdf	2488484 61a82c3a89fb6a268544a56b204af2a6a972fa88	no	13
Warnings:					
Information:					
		Total Files Size (in bytes):	2831606		

This Acknowledgement Receipt evidences receipt on the noted date by the USPTO of the indicated documents, characterized by the applicant, and including page counts, where applicable. It serves as evidence of receipt similar to a Post Card, as described in MPEP 503.

New Applications Under 35 U.S.C. 111
If a new application is being filed and the application includes the necessary components for a filing date (see 37 CFR 1.53(b)-(d) and MPEP 506), a Filing Receipt (37 CFR 1.54) will be issued in due course and the date shown on this Acknowledgement Receipt will establish the filing date of the application.

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10
12
o'clock
32
1
11
A - Hip Extensor
B - Knee Extensors
C - Ankle Plantar Flexors
D - Ankle Dorsiflexors
2
10
Recovery Phase
Power Phase
9
42
3
40
F - Hip Flexors
E - Knee Flexor
8
4
38
34
7
5
36
6
o'clock

FIG. 1
(PRIOR ART)


12
22
20
14
16
18

FIG. 2
(PRIOR ART)


22
14

FIG. 3
(PRIOR ART)


110
124
126
106
132
184
182
114/116
114/116
102
105
192
118/120
122
128
190
100
108
180
104
186
112

FIG. 4


102
2
3
1
140
136
5
4
134
104
138
108

FIG. 5


112
170
184
182
116
114
105
120
118
190
192
102
102
129
128
186
140
138
104
104
202
200
130
141
139
109
108
180

FIG. 6


112
170
184
182
105
116
114
120
118
190
192
102
102
186
140
138
104
104
202
200
130
142
141
139
109
108
180

FIG. 7


190
180
182
108
130
186
184
192

FIG. 7A


108
192
190

FIG. 7B


118
120
146
144
148
142

FIG. 8


102
128/129
102

FIG. 8A


184
192
114/116
182
114/116
105
150
154
152
118/120
108
112
190
104
130
180
186

FIG. 9


90°
156
67.5°
112.5°
CONVENTIONAL BIKE PEDAL PATH
MUSCLE FATIGUE ZONE
180°
1
2
3
4
5
6
7
8
9
10
11
12

FIG. 10


184
105
170
182

FIG. 11


104
200
102
138
139
186
113
162
109
160
130
164/166
168
108
180
111
141
140
102
202
104

FIG. 12